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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     April 17, 2003
                                                     --------------


                                ICU MEDICAL, INC.

             (Exact name of registrant as specified in its charter)

          DELAWARE                      0-19974                  33-0022692
          --------                      -------                  ----------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
     of incorporation)                                      Identification No.)

951 Calle Amanecer, San Clemente, California                       92673
--------------------------------------------                       -----
  (Address of principal executive offices)                      (Zip Code)

                                 (949) 366-2183
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 12. Results of Operations and Financial Condition
         ---------------------------------------------

         ICU Medical, Inc. announced its earnings for the first quarter of 2003.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)      Exhibits

         99.1 Press release, dated April 17, 2003 announcing ICU Medical, Inc.'s first quarter 2003 earnings.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 17, 2003

                                             ICU MEDICAL, INC.



                                             /s/ Francis J. O'Brien
                                             ------------------------
                                             Francis J. O'Brien
                                             Secretary, Treasurer and
                                             Chief Financial Officer